UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

PIEDMONT LITHIUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	36-4996461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 North Main Street, Suite 100 Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 461-8000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2021, the Board of Directors of Piedmont Lithium Inc. (the “Company”) approved a change in the Company’s fiscal year end from June 30 to December 31 of each year. The fiscal year change is effective beginning with the Company’s 2022 fiscal year, which will now begin on January 1, 2022 and end on December 31, 2022. As a result of the change, the Company will have a six-month fiscal transition period beginning July 1, 2021 and ending December 31, 2021. The results of the transition period are expected to be reported in a Transition Report on Form 10-KT.

Item 7.01	Regulation FD Disclosure.

On December 14, 2021, the Company issued a press release regarding the results of a bankable feasibility study for its 100% owned proposed integrated lithium hydroxide business in Gaston County, North Carolina. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 14, 2021, the Company posted an updated corporate presentation on its website. The updated presentation may be obtained at https://piedmontlithium.com/investors/presentations/.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Piedmont Lithium Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: December 14, 2021		/s/ Michael White
	Name:	Michael White
	Title:	Executive Vice President and Chief Financial Officer